                                                                   Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                        Coast Hotels and Casinos, Inc.

                               Offer to Exchange
            All of its $100,000,000 Principal Amount of Outstanding
        91/2% Senior Subordinated Notes Due 2009 Issued March 19, 2002
                     (CUSIP Nos. 19035CAE2 and U19088AA8)

                                      for

                   91/2% Senior Subordinated Notes Due 2009
          Which Have Been Registered Under the Securities Act of 1933

   As set forth in the Prospectus described below, this Notice of Guaranteed Delivery, or one substantially equivalent hereto, must be used to tender for exchange any and all $100,000,000 principal amount of outstanding 91/2% Senior Subordinated Notes due 2009 issued March 19, 2002 ("Outstanding Additional Notes") of Coast Hotels and Casinos, Inc., a Nevada corporation (the "Company"), pursuant to the Exchange Offer (as defined below) if certificates for Outstanding Additional Notes are not immediately available or if such certificates for Outstanding Additional Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mail to the Exchange Agent.

                 The Exchange Agent for the Exchange Offer is:

                        U.S. Bank National Association

                   By Mail/Hand Delivery/Overnight Express:

                             180 East Fifth Street
                           St. Paul, Minnesota 55101
                  Attn: Frank P. Leslie -- Corp. Trust Dept.

                            Facsimile Transmission:
                                (651) 244-8677

                              To confirm receipt:
                              Tel. (651) 244-0711

   Delivery of this instrument to an address other than as set forth above or transmissions of instructions via a facsimile number other than as set forth above will not constitute a valid delivery.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the Instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.



            -------------------------------------------------------
            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
               5:00 P.M., NEW YORK CITY TIME, ON          , 2002
                    UNLESS THE EXCHANGE OFFER IS EXTENDED.
            -------------------------------------------------------

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Ladies and Gentlemen:

   The undersigned hereby tenders to the Company, upon the terms and subject to
the conditions set forth in the Prospectus dated April       , 2002
("Prospectus") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of each of which is hereby acknowledged, the principal amount of Outstanding Additional Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Additional Notes -- Guaranteed Delivery Procedures."


Signature(s):                               Address(es):
          -------------------                        -----------------
Name(s) of Registered
  Holder(s) of Outstanding                  --------------------------
Additional Notes:                                             Zip Code
                                            Area Code and Tel. No.(s):
                                                                -
--------------------------------------------
                                            (Check box if Shares will
                                            be tendered by book-entry
                                            transfer)
--------------------------------------------
Please Type or Print                        [_]  The Depository Trust
                                            Company
Principal Amount of
Outstanding Additional
Notes Tendered for
Exchange: $                                 Account Number:
                   --                                    -----------
Outstanding Additional
Note Certificate No(s).
(If available):
----------------------------------------
----------------------------------------
Dated: ______ ,2002

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                     GUARANTEE
      (Not to be used for signature guarantee)

     The undersigned, an Eligible Institution (as defined in the Exchange Offer), having an office or correspondent in the United States, hereby (a) represents that the above named person(s) "own(s)" the Outstanding Additional Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended
  ("Rule 14e-4"), (b) represents that such tender of Outstanding Additional Notes complies with Rule
  14e-4 and (c) guarantees either to deliver to the Exchange Agent the certificates representing all the Outstanding Additional Notes tendered hereby, in proper form for transfer and together with a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, or to deliver such Outstanding Additional Notes pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust
  Company ("DTC"), together with a confirmation of a book-entry transfer of the tendered Outstanding
  Additional Notes into the Exchange Agent's account at DTC, and, in either case, to deliver any other required documents, all within three business days after the date hereof.


  ----------------------------------                    ------------------------------------
      Name of Firm                                        Authorized Signature
                                                        Name
                                                             --------------------------
  ----------------------------------                      Please Type or Print
         Address
                                                        Title
                                                            ----------------------------
  ----------------------------------
        Zip Code
Area Code and Tel. No.                                  Dated __ , 2002
                 -------------------
  NOTE:  DO NOT SEND CERTIFICATES FOR OUTSTANDING
         ADDITIONAL NOTES WITH THIS NOTICE.
         CERTIFICATES SHOULD BE SENT WITH YOUR
         LETTER OF TRANSMITTAL.
---------------------------------------------------------------------------------------------------------------

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